Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Yum China Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Micky Pant, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2018	/s/ Micky Pant
Micky Pant
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Yum China Holdings, Inc. and will be retained by Yum China Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.